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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 22, 2000


                              LIBERATE TECHNOLOGIES
             (Exact name of registrant as specified in its charter)



          Delaware                     000-26565                94-3245315
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                   Identification Number)


              2 Circle Star Way, San Carlos, California 94070-6200
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (650) 701-4000

          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

         On June 22, 2000, Liberate Technologies, a Delaware corporation ("Liberate") and MoreCom, Inc., a Pennsylvania corporation ("MoreCom") completed the merger of MoreCom with and into a wholly-owned subsidiary of Liberate in accordance with the Plan and Agreement of Reorganization (the "Merger Agreement") between Liberate and MoreCom, among others, dated March 27, 2000.

         Pursuant to the Merger Agreement, each issued and outstanding share of common and preferred stock of MoreCom was converted into the right to receive
0.31252641 shares of common stock of Liberate. In addition, each outstanding option to purchase shares of MoreCom common stock under the MoreCom 1998 Stock Option Plan and the MoreCom 2000 Equity Incentive Plan was assumed by Liberate. Upon exercise of such MoreCom options, the optionholders would receive an equivalent number of shares of Liberate common stock calculated on the basis of the foregoing conversion ratio, with a corresponding adjustment to the exercise price. MoreCom was the surviving entity in the merger and continues as a wholly-owned subsidiary of Liberate.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements

         The Registrant will provide the financial statements required by paragraph (a) of Item 7 of Form 8-K promulgated by the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any such information is required, on a Form 8-K/A within 60 days of the date that this initial report on Form 8-K is required to be filed with the Commission.

         (b)      Pro Forma Financial Information

         The Registrant will provide the pro forma financial information required by paragraph (b) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Exchange Act, if any such pro forma financial information is required, on a Form 8-K/A within 60 days of the date that this initial report on Form 8-K is required to be filed with the Commission.

         (c)      Exhibits

    EXHIBIT
    -------
      NO.     EXHIBIT
      ---     -------

      2.3 Plan and Agreement of Reorganization with MoreCom, Inc., dated March 27, 2000.

      2.4 Amendment No. 1 to Plan and Agreement of Reorganization with MoreCom, Inc.

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Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by undersigned, thereunto duly authorized.

                                    Liberate Technologies

Date: July 7, 2000 by:              /s/ Nancy J. Hilker
                                    -----------------------------
                                    Nancy J. Hilker,
                                    Vice President and
                                    Chief Financial Officer
                                    (Duly authorized officer and
                                    Principal Financial Officer)










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